                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ F. Don Bradford
                                        ----------------------------------------
                                        F. Don Bradford

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ Richard W. Carpenter
                                        ----------------------------------------
                                        Richard W. Carpenter

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ C. Lee Ellis
                                        ----------------------------------------
                                        C. Lee Ellis

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ Robert F. Hatcher
                                        ----------------------------------------
                                        Robert F. Hatcher

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ Melvin I. Kruger
                                        ----------------------------------------
                                        Melvin I. Kruger

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ Thomas H. McCook
                                        ----------------------------------------
                                        Thomas H. McCook

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Series B 6.0% Cumulative Convertible Preferred Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 4th day of June, 1995.




                                        /s/ Jo Slade Wilbanks
                                        ----------------------------------------
                                        Jo Slade Wilbanks